CHUNGU
coles
BURRIT
TORTILLA
15 Pack

SHINER INTERNATIONAL, INC.

Shiner International, Inc.
NASDAQ: BEST

Investor Presentation | May 2008

Safe Harbor

This presentation contains "forward-looking statements" within the meaning of the “safe-harbor” provisions of the Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to differ materially from the results expressed or implied by such statements, including changes from anticipated levels of sales, future national or regional economic and competitive conditions, changes in relationships with customers, access to capital, difficulties in developing and marketing new products, marketing existing products, customer acceptance of existing and new products, and other factors. Accordingly, although the Company believes that the expectations reflected in such forward-looking statements are reasonable, there can be no assurance that such expectations will prove to be correct. The Company has no obligation to update the forward looking information contained in this presentation.

Company Overview

An emerging global leader in the anti-counterfeiting and

advanced packaging industry

Core products: Coated film, shrink-wrap film, common film, anti-counterfeit laser holographic film and color-printed packaging materials

Headquartered in Haikou (Hainan Province), China

Formed after a reverse merger in July 2007 with Sino Palace Holdings Ltd. in which the entity acquired four companies, creating Shiner International

Listed on NASDAQ in Jan. 2008

Manufacture and sell products through a direct sales and distribution model

490 employees in 4 facilities

14 Chinese patents, U.S. FDA and EEC approved products for export

50 major customers in 15+ countries

Senior Management

Former CEO/Director of Sino Palace Holdings,
Ltd.

Former Vice Chairman of Hainan Plastic
Industrial Co. Ltd., Hainan Modern Technology
Group

Degree in Plastic Engineering Technique, South
China Institute of Technology; Advanced
Certificate of MBA studies, Renmin University

Mr. Jian Fu

Chief Executive Officer

Former General Manager of Shiny-day, Hainan
Weilin Electron Co.

Former Section Chief of the Project Investment
and Evaluation Group of the Guangxi Auto &
Tractor Research Institution

B.A. Automotive Engineering, Institute of the
CPC Party School; M.A. Transport Engineering,
Tsinghua University

MingBiao Li

Chief Operating Officer

Former CFO of Sino Palace Holdings, Ltd.,
former CFO of Hisense Company Ltd.

Former Accounting Manager for Hainan Hisense
Group, Hainan WenChang Foreign Trade Co.

B.A. Accounting, Hainan Supply and Marketing
School; Advanced Certificate of MBA studies,
Renmin University

XueZhu Xu

Chief Financial Officer

Former Chairman/Director of Sino Palace

Former Chairman of Nainan Modern Technology

Degree in Management, Institute of the CPC
Party School; Advanced Certificate of MBA
studies, Renmin University

Ying Yuet

Chairman

Coated Film	BOPP Tobacco Film	Anti-counterfeit Film	Color Printing

Coated Film, 30.9%
Color Printing, 33.4%
BOPP Tobacco Film, 27.3%
Anti-counterfeiting Film, 8.3%

Coated Film, 23.6%
Color Printing, 25.1%
BOPP Tobacco Film, 31.8%
Anti-counterfeiting Film, 19.7%

SHINER INTERNATIONAL, INC.

Core Product Segments

Revenue Breakdown

FY07

1Q - 08

Core Product Segments

Anti-counterfeit Film

Laser holographic specialty BOPP film currently used mainly for packaging premium brand tobacco products, CD/DVDs, and food

Coated Film

Largest supplier in China

Sell principally to food, consumer packing companies

BOPP Film

Two production lines with capacity of 10,500 tons

Sell to 17 tobacco companies across China in 12 provinces.

Color Printing

Annuity sales of approx. $20 million

Serve as high value-add feature to our film clients

Three production lines (process patented)

BOPP Base Film
Coating
Coated film
Or sent to printing
and/or bag making
Printing can occur before coating seal in color or after
according to customer requirements

SHINER INTERNATIONAL, INC.

Manufacturing Process

Anti-Counterfeiting Film

Specialty Film + Customized Holographic Image

Heat shrinkable

Application for hard box packaging-CD, tobacco, etc.

Image cannot be re-used; gone with second time heating

3 patents & the only producer in the world

Go to two main industries-Chinese beverage and tobacco

Major Potential:

Market size: USD $2 billion in China, $5 billion in
developing countries worldwide

No established market leader

Expanding via current customer base, M&A

Coated Film

Base film & coating chemistry in one or both sides

Significantly improve properties in barrier, heat-seal ability, printability and others

Main application for packaging on food and drug

5 patents = No. 1 producer in Asia

Main competitors-Exxon Mobil, DuPont, UCB

Rapid production expansion from 6,000 tons (‘07) to 15,000
(‘08) tons

Market opportunity

Fast growing domestic market

International: gain more market share with competitive products
(cost + quality)

One-Stop Film & Specialty Packaging

Maximize value; save lead time and cost

Good quality assurance

Only China company with integrated model at one site

Base Film

        Printing

        Packaging

Special Film

Location	Size (sqf)	Capacity	Employee
Corporate Headquarters	Haikou	10,000		23
Haikou Plant	Haikou	250,000		420
Zhuhai Plant	Zhu Hai, Guangdong	180,000		49
Coated Film			6,000	130
Anti-counterfeit Film			700	20
BOPP Tobacco Film			10,500	95
Color Printing			three lines	175

[redacted]

SHINER INTERNATIONAL, INC.

Operations

In 2008, total capacity is

estimated to increase 63% to

28,100 tons, up from 17,200

tons in 2007.

SGS
SGS
SGS

GRAND PRIX
CYREL • ASIA PACIFIC
FLEXOGRAPHIC PRINTING COMPETITION
WINNERS AWARD
FOR EXCELLENCE IN FLEXOGRAPHY
FLEXIBLE PACKAGING PROCESS (REVERSE PRINT)
HAINAN YONG GUANG COLOR PRINTING CO. LTD
HAINAN, CHINA
证 书

SHINER INTERNATIONAL, INC.

Industry Recognition

World Class Quality Assurance

ISO

EEC

FDA

CA 65

Entrepreneurial & Technological Excellence

乌鲁木齐
四平
兰州
龙口
洛阳
成都
杭州
长沙
桂林
昆明
南宁
广州
海口

SONY MUSIC

湖南中烟工业有限责任公司
长沙卷烟厂

H.G.S

SHINER INTERNATIONAL, INC.

Domestic Market

40-person sales team

More than a decade of
experience, relationships

Tobacco film-sold to 12
companies of 17 in total

Direct Sales Regions
Markets reached via converter and distributor

جمجوم للتعبئة والتغليف
JAMJOOM PACKAGING

KOROZO AMBALAJ
35. yıl
1973'ten bugüne...

CLP

Signature
FLEXIBLE PACKAGING INC.

vinatabo

DEVEK

American Multiplastics, Inc.

ielleflex

Impak Films Pty Ltd

SHINER INTERNATIONAL, INC.

Global Market

Started in 2005, fast growing
opportunity

Today 50 major clients in 15
countries

International sale approx. 20% of
total revenue in 2007, expect to
grow to 30-40% in 2008

Industry Growth Drivers

Piracy and counterfeiting cost manufacturers approximately $512 billion* a year

Large-scale economies with strict governmental regulations are driving demand for packaging films

Demand is focused primarily on food, medicine and consumer products in order to preserve texture, flavor, hygiene, convenience and safety

Domestically, an increasing demand for coated/laminated film driven by:

International consumer goods companies relocating operations to the PRC

PRC efforts to improve safety, hygiene and sanitation

Growth in consumer income in the last 5 - 10 years have heighted consumer demand for convenience and attractive packaging

Increasing concerns regarding protection from product tampering

New PRC regulations on tobacco warning labels driving new packaging, new customers for Shiner

* Berkeley Technology Law Journal, 2006

Strategic Growth Opportunity

Organic

Leverage our existing customer base with new technologies/products

Expand capacity, particularly in coated film and anti-counterfeit film

Acquisition

Targeting complementary product technologies or vertical integration

Geographic expansion

Enter new markets (i.e. new agreements in Australia and New Zealand)

Expand existing markets

Revenues
(in millions)

$45.0
$40.0
$35.0
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
$27.9
$34.0
$42.8
2005
2006
2007

Gross Profit
(in millions)

$9.0
$8.0
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
$5.9
$6.6
$8.5
2005
2006
2007

Operating Income
(in millions)

$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
$3.4
$3.8
$5.2
2005
2006
2007

Net Income
(in millions)

$5.0
$4.5
$4.0
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
$3.1
$3.6
$4.6
2005
2006
2007

SHINER INTERNATIONAL, INC.

Financial Overview

Revenues
(in millions)
$70.0
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
$27.9
$34.0
$42.8
2005
2006
2007
2008

Net Income
$9.0
$7.0
$5.0
$3.0
$1.0
-$1.0
$3.1
$3.6
$4.6
2005
2006
2007
2008

Production Capacity
(thousands of tons)
30
25
20
15
10
5
0
16.5
17.2
28.1
2006
2007
2008

SHINER INTERNATIONAL, INC.

2008 Guidance

Forecast: $64 – $70 million

Forecast: $8.0 –  $9.0 million

Forecast: 63% increase

$64

$8

$70

$9

(in USD $)		Q1 FY 2007		Q1 FY 2008	% Change
Total Revenue	$	5,974,241	$	11,277,937	88.8%
Coated film	$	1,938,538	$	2,661,593	37.1%
Anti-counterfeit film	$	261,923	$	2,210,476	742.5%
BOPP tobacco film	$	1,591,882	$	3,586,383	125.5%
Color Printing	$	2,181,898	$	2,824,095	29.4%
Gross Profit	$	1,004,718	$	2,538,147	152.6%
GPM		16.8%		22.5%	5.7%
Net Income	$	546,601	$	1,563,883	186.1%

SHINER INTERNATIONAL, INC.

Q1 Financial Performance

Revenues +88%

Net Income +186%

Margin improved due to increased sales in anti-counterfeit film, as well as better procurement strategy to save raw material costs

Capital Structure

NASDAQ listed under ticker “BEST” in Jan. 2008; provided access to additional capital, broadened investor base

Prior to listing, Shiner executed a PIPE transaction, raised $10.5 million to expand production capabilities

Shares Outstanding:                  24.65 million

Recent Share Price:                    $3.25

Market Cap:                                           $80.11 million

P/E:                                                                     13.77

Forward P/E:                                   6.63

Shareholders’ Equity:             $26.5 million

Long-term Debt:                     None

Insider Ownership: 46.7%

Data as of 5-16-08

Investment Catalysts

Experienced management and board of directors

Efficient manufacturing model supports development of proprietary packaging films

First-mover advantage in the development of next-generation anti-counterfeit packaging technology

Largest domestic coated film producer in China and blue-chip international customer base

PRC, U.S.A. FDA and EEC certifications enable expansion

Solid capital structure and good financial stability

Significant sales and earnings growth, forecast

Believe stock is undervalued relative to performance

Shiner International, Inc.
NASDAQ: BEST

Investor Presentation | May 2008